             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

                 ---------------------------


              Date of Report (Date of earliest
               event reported): April 27, 1998



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota              0-3021              41-0518860
  ---------------   ----------------------  -------------------
     (State of         (Commission File      (I.R.S. Employer
  Incorporation)           Number)           Identification No.)




385 Washington St., St. Paul, MN              55102
--------------------------------           ----------
(Address of principal                       (Zip Code)
executive offices)


                       (612) 310-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                             N/A
------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)

Item 5.    Other Events.
           ------------

Filed herewith is a press release dated April 27, 1998, of the registrant relating to its results for the quarter ended March 31, 1998, which will be superseded by the Registrant's Quarterly Report on Form 10-Q for such period. The results for an interim period are not necessarily indicative of the results for a full period.


Item 7. Financial Statements, Pro Forma Financial
        Information and  Exhibits.
        -----------------------------------------------------

  An Exhibit Index is set forth as the next page in this report.

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE ST. PAUL COMPANIES, INC.




                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Senior Vice President
                                   and Chief Legal Counsel


Date: April 27, 1998

                        EXHIBIT INDEX
                        -------------


                                                                How
Exhibit                                                        Filed
-------                                                        -----

(99)    1. Registrant's Press Release dated April 27, 1998
           relating to its results for the quarter ended
           March 31, 1998.......................................(1)



     (1) Filed electronically herewith.